Changes in significant accounting policies Changes in significant accounting policies (Policies)	6 Months Ended
Jun. 30, 2019
Disclosure Of Changes In Accounting Policies, Accounting Estimates And Errors [Abstract]
Description of accounting policy for leases
The Group recognizes a right-of-use asset and a lease liability at the lease commencement date. The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Group's incremental borrowing rate. Generally, the Group uses its incremental borrowing rate as the discount rate.

The lease liability is subsequently increased by the interest cost on the lease liability and decreased by lease payment made. It is remeasured when there is a change in future lease payments arising from a change in an index or rate, a change in the estimate of the amount expected to be payable under a residual value guarantee, or as appropriate, changes in the assessment of whether a purchase or extension option is reasonably certain to be exercised or a termination option is reasonably certain not to be exercised.

The Group has applied judgement to determine the lease term for some lease contracts in which it is a lessee that include renewal options. The assessment of whether the Group is reasonably certain to exercise such options impacts the lease term, which significantly affects the amount of lease liabilities and right-of-use assets recognized.